UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

5.75% Senior Notes due 2020

On June 1, 2015, WellCare Health Plans, Inc. (the “Company”) issued an additional $300,000,000 in the aggregate principal amount of its 5.75% senior notes due 2020 (the “Senior Notes”) pursuant to a reopening of its existing series of such notes. The Senior Notes were issued under an indenture, dated as of November 14, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 14, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. They were issued in a registered offering pursuant to the Company’s registration statement on Form S-3 (No. 333-183100) filed with the Securities and Exchange Commission.
The Company intends to use the net proceeds for general corporate purposes, including organic growth and working capital.
The description of the Senior Notes was included in the November 14, 2013 8-K, and is herein incorporated by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure
On June 1, 2015, the Company announced that it expects the interest expense associated with the additional senior unsecured notes to be approximately $0.13 per diluted share in 2015. The additional interest expense will not require the Company to change its previously issued 2015 guidance for adjusted net income of $3.15 to $3.40 per diluted share.

The press release furnished as Exhibit 99.1 is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements
The information furnished pursuant Item 7.01 of this Current Report on Form 8-K (the “8-K”) and the press release attached as Exhibit 99.1 contain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, statements regarding the Company's intended use of proceeds and financial outlook are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the Company’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, the Company’s ability to effectively estimate and manage growth, the Company’s ability to address operational challenges relating to new business, the Company’s ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, the Company’s ability to estimate and manage medical benefits expense effectively, including through its vendors and the Company’s ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of the Company’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 and other subsequent filings by the Company with the U.S. Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it. the Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.
The information furnished pursuant to Item 7.01 of the 8-K and Exhibit 99.1 shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description	Incorporated by Reference
4.1	Base Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee	Exhibit 4.1 to the 8-K filed on November 14, 2013

4.2
First Supplemental Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.75% Senior Note due 2020)
Exhibit 4.2 to the 8-K filed on November 14, 2013

5.1	Opinion of Sullivan & Cromwell LLP with respect to the validity of the Senior Notes	(filed herewith)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)	(filed herewith)

99.1	Press Release dated June 1, 2015*	(furnished herewith)

*	Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2015	WELLCARE HEALTH PLANS, INC. /s/ Blair W. Todt
Blair W. Todt
Senior Vice President, Chief Legal and Administrative Officer and Secretary

Exhibit Index

Exhibit
Number	Description	Incorporated by Reference
4.1	Base Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee	Exhibit 4.1 to the 8-K filed on November 14, 2013

4.2
First Supplemental Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.75% Senior Note due 2020)
Exhibit 4.2 to the 8-K filed on November 14, 2013

5.1	Opinion of Sullivan & Cromwell LLP with respect to the validity of the Senior Notes	(filed herewith)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)	(filed herewith)

99.1	Press Release dated June 1, 2015*	(furnished herewith)

*	Furnished and not filed.